Vanguard® Target Retirement Income Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (98.6%)
U.S. Stock Fund (17.1%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	21,848,222	3,760,516
International Stock Fund (11.8%)
	Vanguard Total International Stock Index Fund Investor Shares	157,375,792	2,599,848
U.S. Bond Funds (53.6%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	821,291,913	8,040,448
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	149,648,005	3,709,774
			11,750,222
International Bond Fund (16.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	133,033,940	3,524,069
Total Investment Companies (Cost $20,047,254)			21,634,655
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[1]	Vanguard Market Liquidity Fund, 1.417% (Cost $295,808)	2,958,736	295,785
Total Investments (99.9%) (Cost $20,343,062)			21,930,440
Other Assets and Liabilities—Net (0.1%)			12,438
Net Assets (100%)			21,942,878
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	September 2022	1,276	151,246	(1,930)
E-mini S&P 500 Index	September 2022	800	151,580	(2,973)
				(4,903)

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At June 30, 2022, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jun. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	199,815	NA1	NA1	(36)	(33)	659	3	295,785
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,754,748	1,615,806	553,800	1,377	(108,357)	137,602	—	3,709,774
Vanguard Total Bond Market II Index Fund	6,026,797	3,507,092	473,388	(33,140)	(986,913)	103,838	14,249	8,040,448
Vanguard Total International Bond Index Fund	2,591,754	76,771	2,563,003	153,556	(259,078)	60,050	16,722	—
Vanguard Total International Bond II Index Fund	26,337	4,072,049	182,609	(9,901)	(381,807)	11,302	—	3,524,069
Vanguard Total International Stock Index Fund	1,917,131	1,063,859	80,564	6,281	(306,859)	59,474	—	2,599,848
Vanguard Total Stock Market Index Fund	2,785,275	1,334,027	524,389	207,337	(41,734)	37,561	—	3,760,516
Total	16,301,857	11,669,604[2]	4,377,753	325,474	(2,084,781)[2]	410,486	30,974	21,930,440
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Includes securities of $7,570,972,000 and unrealized appreciation of $918,723,000 related to the acquisition of the Vanguard Institutional Target Retirement Income Fund.